UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric M. Banhazl
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: December 31, 2007

Date of reporting period: June 30, 2007

Item 1. Report to Stockholders.

CAPITAL ADVISORS
GROWTH FUND

Semi-Annual Report

June 30, 2007

CAPITAL ADVISORS GROWTH FUND

August 21, 2007

Dear Shareholder,

We’re pleased to report that recent performance results have been good for the Fund.  The table on page 4 of this letter shows the Fund’s returns have exceeded the Lipper Index of Large Cap Growth Mutual Funds through June 30, 2007 on a year-to-date, 12-month, 3-year, 5-year, and since-inception basis.  For investors who hold Fund shares in a taxable portfolio these performance results are the same on a pre-tax and after-tax basis (assuming the investor did not sell any shares) since the Fund did not make any taxable distributions during this time period.

As this letter is being written financial markets are being tested by the most significant disruption to emerge since the early 2000s.  The disruption is the unwinding of the credit bubble in the residential real estate market that began in earnest in the second quarter of this year.  The ripple effects from this issue seem likely to define the stock market’s direction for the remainder of 2007.

The root of the current problem in the housing sector seems to be an incorrect assumption on the part of the entire ecosystem of mortgage originators, ratings agencies and investors in mortgage-related securities.  The misguided assumption was that median home prices in the United States would not decline on a nationwide basis.

Assumptions about the behavior of home prices are important because they underlie the financial models used to create mortgage-backed securities and assign credit ratings to these securities.  It makes a big difference to the collateral value that supports a given pool of mortgage loans if the average price of the houses in the loan pool goes down instead of up.  The problem is that median home prices in the U.S. began to register year-over-year declines earlier this year, yet virtually none of the models used to construct our nations residential financial system seem to have factored this possibility into their probability trees.

What seems to be developing as a result of this miscalculation is a classic Wall Street bust.  Reality in the housing market seems to be charting a course beyond the range of Wall Street’s models, so the losses to investors in the sector are turning out to be far worse than anyone perceived to be possible before the cycle turned negative.

The degree to which recent turmoil in the subprime mortgage market ultimately disrupts the broader economy and the stock market depends on whether it spreads into other sectors of the credit markets – specifically corporate loans.  Recent one-day sell-offs in the stock market have been

CAPITAL ADVISORS GROWTH FUND

fueled by events that suggest the credit crunch in the housing market might be leaking into the broader economy.

Investors’ concerns on this topic can be summarized by the following logic - If the credit rating agencies (Moody’s, Standard & Poor’s, Fitch) missed the mark so badly in modeling the residential mortgage market, why should I trust their ratings of corporate credits?

The signal that investor confidence has deteriorated in the corporate credit market seems unfortunately loud and clear – borrowing rates for sub-investment grade corporations increased 150 basis points (1.50%) in just six weeks between mid-June and the end of July.  This seems to be unusual behavior for the high-yield debt market in such a short time period.

Investors fear that if lenders to corporate America ("lenders" in this case refers to traditional bank lending, syndicated loans and investors in corporate bonds) reign in their activity (this might mean reduced volume, higher interest rates, or both), such a shift in behavior might be enough to deteriorate the "collateral value" of corporate America.  By this we mean reduced merger and acquisition activity, fewer expansion projects, more frequent loan defaults and other such variables that are not usually associated with a healthy stock market environment.

The Fund has been a net seller of stocks over the past few weeks since thunderheads began forming over the credit markets.  Since the middle of April the Fund either sold or reduced its positions in Abercrombie & Fitch, Amgen, Apple, Best Buy, Brookfield Asset Management, Electronic Data Systems, Nordstrom, Occidental Petroleum, Pfizer and William-Sonoma.  Although new positions have been added to the Fund in recent weeks, including Whole Foods Market most recently, the net result of the latest portfolio changes has been a modest build-up of cash reserves.

This cash reserve is not sufficient to neutralize the impact of stock market volatility, although it certainly doesn’t hurt.  The real value of the Fund’s cash position lies in its role as "dry powder" for new investment opportunities that seem likely to emerge from the volatility we expect in the near term.

CAPITAL ADVISORS GROWTH FUND

FUND HOLDINGS

The ten largest holdings in the Fund as of June 30, 2007 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
AT&T	20,675	$ 30.52	$ 41.50	5.7
Apple, Inc.	6,100	76.06	122.04	5.0
XTO Energy	10,800	47.07	60.10	4.3
Autodesk	13,390	34.02	47.08	4.2
ConocoPhillips	7,500	57.53	78.50	3.9
Wynn Resorts	6,100	76.48	89.69	3.7
Brookfield Asset Mgt.	13,600	21.81	39.90	3.6
Marathon Oil	9,000	54.57	59.96	3.6
Boeing	5,500	88.24	96.16	3.5
Fedex Corp.	4,500	102.16	110.97	3.3

Of the 34 common stocks held by the Fund as of June 30, 2007, the 10 largest holdings represented 41.02% of net assets.

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Periods Ending June 30, 2007:

		Lipper Large-	Russell 1000
	Fund	Cap Growth	Growth	S&P 500
YTD-June	8.99%	7.66%	8.12%	6.96%
12-Months	18.46	16.13	19.04	20.57
3-Years	10.31	8.45	8.70	11.68
5-Years	11.22	7.71	9.28	10.69
Inception	(1.89)	(3.41)	(3.52)	1.96
(12-31-99)

Gross Expense Ratio: 1.89%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data to the most recent month end may be obtained by calling 1-866-205-0523.

PURCHASE and SALES

A few of the larger positions added to the Fund since the year-end report included Coach, Genzyme, and ITT Corporation.  Notable positions eliminated from the Fund thus far in 2007 include Best Buy, Embraer, Microsoft, and NASDAQ Stock Market, Inc.

CAPITAL ADVISORS GROWTH FUND

NEW PURCHASES

Coach (Ticker: COH)

Coach is a leading specialty retailer of premium everyday accessories with an emphasis on leather goods.  The company operates 244 retail stores and 90 factory stores.  Analysts estimate the addressable market opportunity for Coach’s retail format could support over 500 stores world-wide, suggesting a doubling of the store base is possible.  Management plans to open 40 stores annually for the foreseeable future.

Genzyme (Ticker:  GENZ)

Genzyme is a global biotechnology company focused on products to treat genetic disorders and other chronic debilitating diseases.  The Company has a broad product portfolio that addresses rare genetic diseases (47% of  revenue), kidney failure (20%), orthopedics/biosurgery (13%), oncology/endocrinology (15%), and organ transplant (5%).  Genzyme’s historic success stems from its unique focus on rare diseases that affect 10,000 patients or less globally.  As a result of the large upfront costs and specialized knowledge associated with many of the disease areas Genzyme serves competition can be limited relative to more traditional drug and biotech product markets.  The benefit of market exclusivity on many of Genzyme’s drugs allows for attractive pricing and broad insurance coverage (private & government) for its products.  We believe Genzyme represents one of the best investment opportunities in the biotechnology sector today due to its robust pipeline of drugs in development, defensible (patent protected) revenue stream from existing marketed products, and an attractive valuation relative to it peers in the sector.

ITT Corporation (Ticker:  ITT)

ITT is a global multi-industry company engaged in the design and manufacture of a wide range of engineered products and the provision of related services.   The Company operates four principal business segments:  Fluid Technology; Defense Electronics; Motion and Flow Control; and Electrical Components.  We expect ITT can benefit from two secular growth trends in coming years – the upgrading and development of water/wastewater infrastructure world-wide; and the upgrade of battlefield systems and equipment for the U.S. military.

ELIMINATED POSITIONS

Best Buy (Ticker:  BBY)

Best Buy’s quarterly earnings results have fallen short of consensus expectations for two consecutive quarters.  The report for the quarter ended in May revealed tepid same-store sales for the company and pricing pressure

CAPITAL ADVISORS GROWTH FUND

throughout the consumer electronics sector that is pressuring profit margins.  Recent trends at Best Buy left us concerned the company may be  hard pressed to replicate its past success going forward as the company faces increased competition on a number of fronts including large box retailers (Wal-Mart, Target, etc.), warehouse clubs (Costco, Sam’s Club) and Internet commerce (Amazon.com, Dell.com, & price-comparison sites like PriceGrabber.com and Bizrate.com).  These competitors have vastly increased their consumer electronics product offerings in recent years while lowering prices throughout the sector.

Embraer (Ticker:  ERJ)

The Fund sold its position in Embraer (a designer and manufacturer of regional jet aircraft) in February when the stock achieved the price target we had set for it.  A secondary consideration in the sale was the stock’s redundancy in the Fund’s portfolio from a diversification standpoint after the Fund established a position in Boeing (the world’s leading commercial aircraft manufacturer).

Microsoft (Ticker:  MSFT)

Microsoft is one of the all-time great success stories of capitalism, having produced one of the world’s wealthiest individuals in Bill Gates, and one of its most valuable independent corporations.  Unfortunately, Microsoft’s long-term success has become its own worst enemy in recent years as limits associated with the company’s size, market share, operational complexity and regulatory compliance make it difficult for the company to grow materially beyond its current dominant position.  When the stock was sold in January it had risen over 35% from its previous low six months earlier, so we felt it was an appropriate time to exchange the Fund’s commitment to Microsoft for opportunities with greater long-term growth potential.

NASDAQ Stock Market, Inc. (Ticker:  NDAQ)

Our original investment thesis for Nasdaq rested on a pricing advantage Nasdaq enjoyed relative to the New York Stock Exchange and other smaller exchange networks that we felt would lead to substantial trading volume gains for the company over time.  However, our investment thesis was derailed by the emergence of a new electronic trading platform – BATS Trading Inc.– whose principal ownership includes many of Nasdaq’s most important customers – Citigroup, Credit Suisse Group, Lehman Brothers, Merrill Lynch, and Morgan Stanley.  In January BATS used an aggressive pricing schedule to capture close to 10% of Nasdaq-listed market share.  Moreover, this market share proved to be sticky beyond the initial promotion period in January, leading us to conclude Nasdaq might be forced to sacrifice its own profit margins to maintain market share in the future.

CAPITAL ADVISORS GROWTH FUND

OUTLOOK

Our assessment of the facts as they exist today suggests that a "passing storm" is the most likely outcome of the credit scare under way as of this writing.  Such "storms" are common in the asset markets, and it is usually futile to try to trade around them through wholesale portfolio liquidations.  Please know, however, that we are pursuing what we believe is the next best alternative – opportunistic trading – first selling – then buying – within a sensible long-term investment strategy.

We are monitoring the situation closely.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Richard E. Minshall	Keith C. Goddard, CFA
Portfolio Manager	Chief Investment Officer/Portfolio Manager
Capital Advisors Growth Fund	Capital Advisors Growth Fund
Chairman, Capital Advisors, Inc.	President & CEO, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Richard E. Minshall and Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.  The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

The Lipper Large-Cap Growth Index is an index of equity mutual funds that emphasize large-cap growth stocks in their investment disciplines.  Returns in this index reflect the impact of expense ratios for the underlying mutual funds included in the index.  It is not possible to invest directly in this index.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

CAPITAL ADVISORS GROWTH FUND

The term "price-earnings ratio ("P/E")", when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

The term "earnings per share," when used in this letter, refers to a commonly utilized measurement of company profits.  It is calculated by dividing a company’s net income by its common shares outstanding.

The term "basis point" is used to measure the change in yields or interest rates.  One basis point is one hundredth of a percentage point (0.01%).

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 08/07

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2007 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/07 – 6/30/07).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at June 30, 2007 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/07	6/30/07	1/1/07 – 6/30/07*
Actual	$1,000.00	$1,089.90	$7.77
Hypothetical (5% return	$1,000.00	$1,017.36	$7.50
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

ALLOCATION OF PORTFOLIO ASSETS – June 30, 2007 (Unaudited)

5%
3%
3%
3%
1%
3%
6%
3%
9%
1%
4%
4%
3%
2%
3%
3%
1%
2%
15%
7%
4%
9%
6%

- Aerospace & Defense - 3%
- Air Freight & Logistics - 3%
- Communications Equipment - 3%
- Computers & Peripherals - 1%
- Consumer Merchandise - 3%
- Diversified Telecommunication Services - 6%
- Electrical Equipment - 3%
- Energy - 9%
- Entertainment - 1%
- Financial Services - 4%
- Hotels, Restaurants & Leisure - 4%
- Information Retrieval Services - 3%
- Insurance - 2%
- Internet & Catalog Retail - 3%
- Machinery - 3%
- Media - 1%
- Multiline Retail - 2%
- Oil & Gas - 15%
- Pharmaceuticals - 7%
- Software - 4%
- Specialty Retail - 9%
- Short-Term Investments - 6%
- Technology/Hardware - 5%

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited)

Shares	COMMON STOCKS - 96.21%	Value
	Aerospace & Defense - 3.54%
5,500	Boeing Co.	$528,880

	Air Freight & Logistics - 3.34%
4,500	FedEx Corp.	499,365

	Communications Equipment - 2.70%
9,290	QUALCOMM, Inc.	403,093

	Computers & Peripherals - 1.33%
11,000	EMC Corp.*	199,100

	Consumer Merchandise - 2.57%
8,000	Guess ?, Inc.	384,320

	Diversified Telecommunication Services - 5.74%
20,675	AT&T, Inc.	858,013
	Electrical Equipment - 2.60%
8,300	Emerson Electric Co.	388,440
	Energy - 9.35%
14,100	Chesapeake Energy Corp.	487,860
3,300	China Petroleum & Chemical Corp. - ADR	368,412
9,000	Marathon Oil Corp.	539,640
		1,395,912
	Entertainment - 1.43%
6,250	The Walt Disney Co.	213,375

	Financial Services - 3.63%
13,600	Brookfield Asset Management, Inc. - Class A#	542,640

	Hotels, Restaurants & Leisure - 3.66%
6,100	Wynn Resorts, Ltd.	547,109

	Information Retrieval Services - 2.80%
800	Google, Inc. - Class A*	418,704

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares		Value
	Insurance - 1.92%
4,100	American International Group, Inc.	$287,123

	Internet & Catalog Retail - 2.56%
11,900	eBay, Inc.*	382,942

	Machinery - 3.27%
7,150	ITT Corp.	488,202

	Media - 1.50%
479	Citadel Broadcasting Corp.	3,090
10,460	Time Warner, Inc.	220,078
		223,168
	Multiline Retail - 2.40%
7,000	Nordstrom, Inc.	357,840

	Oil & Gas - 15.73%
7,500	ConocoPhillips	588,750
6,350	Devon Energy Corp.	497,142
6,500	Occidental Petroleum Corp.	376,220
2,650	Suncor Energy, Inc.#	238,288
10,800	XTO Energy, Inc.	649,080
		2,349,480
	Pharmaceuticals - 7.25%
4,800	Genzyme Corp.*	309,120
5,640	Novartis AG - ADR	316,235
17,890	Pfizer, Inc.	457,447
		1,082,802
	Software - 4.22%
13,390	Autodesk, Inc.*	630,401

	Specialty Retail - 9.69%
4,960	Abercrombie & Fitch Co. - Class A	361,981
6,390	Best Buy Co., Inc.	298,221
17,590	CarMax, Inc.*	448,545
7,160	Coach, Inc.*	339,312
		1,448,059

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2007 (Unaudited), Continued

Shares		Value
	Technology/Hardware - 4.98%
6,100	Apple, Inc.*	$744,444

	Total Common Stocks (Cost $11,715,273)	14,373,412

	SHORT-TERM INVESTMENTS - 5.94%
887,779	SEI Daily Income Trust Government Fund
	(Cost $887,779)	887,779
	Total Investments in Securities
	(Cost $12,603,052) - 102.15%	15,261,191
	Liabilities in Excess of Other Assets - (2.15)%	(321,445)
	Net Assets - 100.00%	$14,939,746

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2007 (Unaudited)

ASSETS
Investments in securities, at value
(identified cost $12,603,052)	$15,261,191
Receivables
Dividends and interest	12,493
Fund shares sold	9,960
Prepaid expenses	11,523
Total assets	15,295,167

LIABILITIES
Payables
Due to advisor	4,299
Securities purchased	322,359
Audit fees	8,409
Shareholder reporting	4,215
Transfer agent fees and expenses	3,883
Fund accounting fees	3,484
Distribution fees	3,087
Administration fees	2,477
Custody fees	1,400
Chief Compliance Officer fee	1,117
Accrued other expenses	691
Total liabilities	355,421

NET ASSETS	$14,939,746

Net asset value, offering and redemption price per share
[$14,939,746 / 862,045 shares outstanding;
unlimited number of shares (par value $0.01) authorized]	$17.33

COMPONENTS OF NET ASSETS
Paid-in capital	$18,951,905
Undistributed net investment loss	(24,308)
Accumulated net realized loss on investments	(6,645,990)
Net unrealized appreciation on investments	2,658,139
Net assets	$14,939,746

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the six months ended June 30, 2007 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $1,812)	$78,968
Interest	8,882
Total income	87,850
Expenses
Advisory fees (Note 3)	56,079
Distribution fees (Note 4)	18,693
Administration fees (Note 3)	15,128
Professional fees	13,992
Fund accounting fees (Note 3)	10,490
Transfer agent fees and expenses (Note 3)	8,637
Custody fees (Note 3)	3,804
Miscellaneous fees	3,617
Chief Compliance Officer fee (Note 3)	3,451
Trustee fees	3,323
Registration fees	3,313
Shareholder reporting	2,428
Total expenses	142,955
Less: advisory fee waiver (Note 3)	(30,797)
Net expenses	112,158
Net investment loss	(24,308)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	1,148,168
Net change in unrealized appreciation on investments	134,204
Net realized and unrealized gain on investments	1,282,372
Net Increase in Net Assets
Resulting from Operations	$1,258,064

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(24,308)	$(56,413)
Net realized gain from investments	1,148,168	1,650,192
Net change in unrealized appreciation/
(depreciation) on investments	134,204	(553,160)
Net increase in net assets
resulting from operations	1,258,064	1,040,619

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(2,568,875)	(1,548,783)
Total decrease in net assets	(1,310,811)	(508,164)

NET ASSETS
Beginning of period	16,250,557	16,758,721
End of period	$14,939,746	$16,250,557
Includes undistributed net
investment loss of:	$(24,308)	$—

(a) A summary of share transactions is as follows:

	Six Months Ended
	June 30, 2007		Year Ended
	(Unaudited)		December 31, 2006
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	50,364	$845,595	143,340	$2,159,024
Shares redeemed	(210,600)	(3,414,470)	(248,418)	(3,707,807)
Net decrease	(160,236)	$(2,568,875)	(105,078)	$(1,548,783)

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Six Months
	Ended
	June 30,
	2007		Year Ended December 31,
	(Unaudited)		2006	2005	2004	2003	2002
Net asset value,
beginning of period	$15.90		$14.87	$14.11	$12.54	$9.42	$13.14

Income from
investment operations:
Net investment loss	(0.03)		(0.06)	(0.12)	(0.08)	(0.08)	(0.09)
Net realized and
unrealized gain/(loss)
on investments	1.46		1.09	0.88	1.65	3.20	(3.63)
Total from investment
operations	1.43		1.03	0.76	1.57	3.12	(3.72)
Net asset value,
end of period	$17.33		$15.90	$14.87	$14.11	$12.54	$9.42

Total return	8.99	%**	6.93%	5.39%	12.52%	33.12%	(28.31%)

Ratios/supplemental data:
Net assets, end
of period (thousands)	$14,940		$16,251	$16,759	$16,535	$14,309	$10,320
Ratio of expenses
to average net assets:
Before expense
reimbursement	1.91	%*	1.88%	1.88%	1.86%	2.10%	1.90%
After expense
reimbursement	1.50	%*	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment loss
to average net assets:
Before expense
reimbursement	(0.74	%)*	(0.72%)	(1.18%)	(0.96%)	(1.38%)	(1.23%)
After expense
reimbursement	(0.33	%)*	(0.34%)	(0.80%)	(0.60%)	(0.78%)	(0.83%)
Portfolio turnover rate	31.77	%**	72.95%	80.37%	73.38%	58.95%	61.66%

*	Annualized
**	Not Annualized

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited)

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the "Fund") is a series of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP").  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume, and news events.  Short-term investments are valued at amortized cost, which approximates market value.  Investments in other mutual funds are valued at their net asset value.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fee:  The Fund charges a 2.00% redemption fee to shareholders who redeem shares held for less than 7 days.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
New Accounting Pronouncements: On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48").  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Application of FIN 48 is required as of the date of the last Net Asset

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Effective June 29, 2007, the Fund adopted FIN 48. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended June 30, 2007, Capital Advisors, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the six months ended June 30, 2007, the Fund incurred $56,079 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.50% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended June 30, 2007, the Advisor reduced its fees in the amount of $30,797; no amounts were

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $208,919 at June 30, 2007.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2007	$53,605
2008	61,028
2009	63,489
2010	30,797
$208,919

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the six months ended June 30, 2007, the Fund incurred $15,128 in administration fees.

U.S. Bancorp Fund Services, LLC ("USBFS") also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended June 30, 2007, the Fund incurred $10,490, $5,938, and $3,804 in fund accounting, transfer agency, and custody fees, respectively.

Quasar Distributors, LLC (the "Distributor") acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the six months ended June 30, 2007, the Fund was allocated $3,451 of the Chief Compliance Officer fee.

NOTE 4 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator".  For the six months ended June 30, 2007, the Fund paid the Distribution Coordinator $18,693.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2007, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,695,887 and $7,774,331, respectively.

NOTE 6 - INCOME TAXES

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

As of December 31, 2006, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$13,795,781
Gross tax unrealized appreciation	$2,932,592
Gross tax unrealized depreciation	(408,657)
Net tax unrealized appreciation	$2,523,935
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains/losses	$(7,794,158)
Total accumulated earnings/(losses)	$(5,270,223)

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at June 30, 2007 (Unaudited), Continued

The Fund had a capital loss carryforward of $7,794,158 which expires as follows:

Year	Amount
2009	$(857,537)
2010	(6,640,280)
2011	(296,341)
$(7,794,158)

During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $1,636,853.  There were no distributions paid during the six months ended June 30, 2007 and the year ended December 31, 2006.

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at June 30, 2007 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2007

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

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Advisor
Capital Advisors, Inc.
320 Boston Street, Suite 825
Tulsa, Oklahoma 74103

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedules of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent trustees serve as its nominating committee, however, they do not make use of a nominating committee charter.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date   9/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Eric M. Banhazl
Eric M. Banhazl, President

Date 9/5/07

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, Treasurer

Date  9/5/07

* Print the name and title of each signing officer under his or her signature.